United States
Securities and Exchange Commission
Washington, D.C. 20549
Schedule 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )
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☐	Definitive Proxy Statement

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Littelfuse, Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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LITTELFUSE, INC.
** IMPORTANT NOTICE **
Regarding the Availability of Proxy Materials

You are receiving this communication because you hold shares in the above company, and the materials you should review before you cast your vote are now available. This is not a ballot. You cannot use this Notice to vote the shares.
This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

LITTELFUSE, INC.
8755 W. HIGGINS ROAD
CHICAGO, IL 60631
   Stockholder Meeting to be held on 04/24/09

Proxy Materials Available
•	Notice and Proxy Statement, including the Proxy Card; and

•	2008 Annual Report, which includes our Annual Report on Form 10-K for the fiscal year ended December 27, 2008.

PROXY MATERIALS - VIEW OR RECEIVE

You can choose to view the materials online or receive a paper or e-mail copy. There is NO charge for requesting a copy. Requests, instructions and other inquiries will NOT be forwarded to your investment advisor.
To facilitate timely delivery please make the request as instructed below on or before April 10, 2009.

HOW TO VIEW MATERIALS VIA THE INTERNET

Have the 12 Digit Control Number available and visit: www.proxyvote.com

HOW TO REQUEST A COPY OF MATERIALS

1)	BY INTERNET - www.proxyvote.com

2)	BY TELEPHONE - 1-800-579-1639

3)	BY E-MAIL* - sendmaterial@proxyvote.com
*lf requesting materials by e-mail, please send a blank e-mail with the 12 Digit Control Number (located on the following page) in the subject line.

See the Reverse Side for Meeting Information and Instructions on How to Vote

Meeting Information

Meeting Type:	Annual
Meeting Date:	04/24/09
Meeting Time:	9:00 a.m., CT
For holders as of:	02/27/09

Meeting Location:

O'Hare Plaza
8745 W. Higggins Road
1st Floor Conference Room
Chicago, IL 60631

Meeting Directions:

Directions to our 2009 Annual Meeting of Stockholders are available by calling (773) 628-1000.

How To Vote

Vote In Person

Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet

To vote now by Internet, go to WWW.PROXYVOTE.COM. Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on April 23, 2009. Have your notice in hand when you access the web site and follow the instructions.

Voting items

The Board of Directors recommends a vote FOR ALL nominees in Proposal 1.
1.	Election of seven directors:

	Nominees: 01) T.J. Chung 02) John P. Driscoll 03) Anthony Grillo 04) Gordon Hunter	05) John E. Major 06) William P. Noglows 07) Ronald L Schubel

The Board of Directors recommends a vote FOR Proposal 2.

2.	Approve and ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the 2009 fiscal year.